[UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                   MALT03 7G6

================================================================================


--------------------------------------------------------------------------------
Pool Summary                        COUNT                       UPB           %
--------------------------------------------------------------------------------
Conforming                            239           $ 38,093,458.77      31.54%
Non-Conforming                        185             82,673,509.37      68.46
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $284,827.76
GROSS WAC: 7.4389%
NET WAC: 6.969%
% SF/PUD: 82.30%
% FULL/ALT: 4.60%
% CASHOUT: 14.54%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.17%
WA LTV: 84.34%
% FICO > 679: 60.69%
% NO FICO: 1.54%
WA FICO: 694
% FIRST LIEN: 56.41%
% PREPAY PENALTY: 4.20%
CALIFORNIA %: 24.03%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 4.20%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                        COUNT                       UPB           %
--------------------------------------------------------------------------------
30 YR FXD                             424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                    COUNT                       UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     12           $    508,634.20       0.42%
$50,000.01 - $100,000.00               41              3,145,753.41       2.60
$100,000.01 - $150,000.00              78              9,754,887.52       8.08
$150,000.01 - $200,000.00              48              8,255,710.99       6.84
$200,000.01 - $250,000.00              25              5,612,096.61       4.65
$250,000.01 - $300,000.00              20              5,519,112.35       4.57
$300,000.01 - $350,000.00              35             11,649,060.35       9.65
$350,000.01 - $400,000.00              76             28,475,569.28      23.58
$400,000.01 - $450,000.00              27             11,488,642.48       9.51
$450,000.01 - $500,000.00              24             11,471,091.76       9.50
$500,000.01 - $550,000.00              10              5,246,300.36       4.34
$550,000.01 - $600,000.00              12              6,845,007.59       5.67
$600,000.01 - $650,000.00               6              3,755,796.45       3.11
$650,000.01 - $700,000.00               2              1,353,458.00       1.12
$700,000.01 - $750,000.00               1                739,568.69       0.61
$750,000.01 - $800,000.00               2              1,516,867.81       1.26
$850,000.01 - $900,000.00               1                855,000.00       0.71
$900,000.01 - $950,000.00               1                921,462.53       0.76
$1,000,000.01 >=                        3              3,652,947.76       3.02
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: $25,900.00
Maximum: $1,500,000.00
Average: $285,806.96
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                      COUNT                       UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     12           $    508,634.20       0.42%
$50,000.01 - $100,000.00               42              3,245,503.00       2.69
$100,000.01 - $150,000.00              78              9,804,896.54       8.12
$150,000.01 - $200,000.00              48              8,259,820.30       6.84
$200,000.01 - $250,000.00              25              5,612,096.61       4.65
$250,000.01 - $300,000.00              20              5,519,112.35       4.57
$300,000.01 - $350,000.00              35             11,649,060.35       9.65
$350,000.01 - $400,000.00              76             28,719,758.82      23.78
$400,000.01 - $450,000.00              26             11,090,585.02       9.18
$450,000.01 - $500,000.00              24             11,471,091.76       9.50
$500,000.01 - $550,000.00              10              5,246,300.36       4.34
$550,000.01 - $600,000.00              12              6,845,007.59       5.67
$600,000.01 - $650,000.00               6              3,755,796.45       3.11
$650,000.01 - $700,000.00               2              1,353,458.00       1.12
$700,000.01 - $750,000.00               1                739,568.69       0.61
$750,000.01 - $800,000.00               2              1,516,867.81       1.26
$850,000.01 - $900,000.00               1                855,000.00       0.71
$900,000.01 - $950,000.00               1                921,462.53       0.76
$1,000,000.01 >=                        3              3,652,947.76       3.02
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: $25,900.00
Maximum: $1,496,197.76
Average: $284,827.76
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                          COUNT                       UPB           %
--------------------------------------------------------------------------------
6.501% - 6.750%                         1           $    490,000.00       0.41%
6.751% - 7.000%                       106             34,974,242.75      28.96
7.001% - 7.250%                        70             22,613,728.87      18.73
7.251% - 7.500%                        93             25,205,113.42      20.87
7.501% - 7.750%                        68             15,642,010.51      12.95
7.751% - 8.000%                        36              9,989,004.45       8.27
8.001% - 8.250%                        15              3,381,926.48       2.80
8.251% - 8.500%                         9              2,383,996.65       1.97
8.501% - 8.750%                         5              1,225,619.29       1.01
8.751% - 9.000%                         6              2,507,273.06       2.08
9.001% - 9.250%                         3                436,670.95       0.36
9.251% - 9.500%                         5              1,167,903.26       0.97
9.501% - 9.750%                         3                281,553.11       0.23
9.751% - 10.000%                        3                368,175.75       0.30
10.251% - 10.500%                       1                 99,749.59       0.08
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 10.500%
Weighted Average: 7.439%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
Oct 10, 2003 14:19                                                   Page 1 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                   MALT03 7G6

================================================================================


--------------------------------------------------------------------------------
Net Rate                            COUNT                       UPB           %
--------------------------------------------------------------------------------
6.251% - 6.500%                         1           $    490,000.00       0.41%
6.501% - 6.750%                       204             56,985,652.47      47.19
6.751% - 7.000%                       105             32,731,843.35      27.10
7.001% - 7.250%                        51             14,293,851.46      11.84
7.251% - 7.500%                        16              4,938,085.15       4.09
7.501% - 7.750%                        12              3,450,869.22       2.86
7.751% - 8.000%                        11              2,362,598.93       1.96
8.001% - 8.250%                         5                908,138.43       0.75
8.251% - 8.500%                         2                671,519.29       0.56
8.501% - 8.750%                         4              1,812,176.10       1.50
8.751% - 9.000%                         4                505,096.35       0.42
9.001% - 9.250%                         4              1,099,477.86       0.91
9.251% - 9.500%                         3                281,553.11       0.23
9.501% - 9.750%                         1                136,356.83       0.11
10.001% - 10.250%                       1                 99,749.59       0.08
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 10.250%
Weighted Average: 6.969%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity           COUNT                       UPB           %
--------------------------------------------------------------------------------
360 - 360                             424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term to
Stated  Maturity                    COUNT                       UPB           %
--------------------------------------------------------------------------------
301 - 359                             416           $117,439,518.14      97.24%
360 - 360                               8              3,327,450.00       2.76
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 344
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Seasoning                           COUNT                       UPB           %
--------------------------------------------------------------------------------
<= 0                                    8           $  3,327,450.00       2.76%
1 - 1                                  68             28,375,827.81      23.50
2 - 2                                 147             40,396,182.67      33.45
3 - 3                                  84             21,270,564.98      17.61
4 - 4                                  46             12,800,364.27      10.60
5 - 5                                  18              4,662,598.52       3.86
6 - 6                                  18              4,054,582.57       3.36
7 - 12                                 29              4,890,976.85       4.05
13 - 24                                 6                988,420.47       0.82
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 16
Weighted Average: 3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                         COUNT                       UPB           %
--------------------------------------------------------------------------------
0 - 0                                   9           $  1,861,500.00       1.54%
550 - 559                               1                199,671.18       0.17
580 - 589                               1                344,417.45       0.29
600 - 609                               4              1,156,709.25       0.96
610 - 619                               7              2,530,566.14       2.10
620 - 629                              17              5,017,247.94       4.15
630 - 639                              10              3,144,289.78       2.60
640 - 649                              17              7,472,637.96       6.19
650 - 659                              20              7,302,159.65       6.05
660 - 669                              26              9,904,181.45       8.20
670 - 679                              27              8,536,579.21       7.07
680 - 689                              48             12,396,470.30      10.26
690 - 699                              48             12,059,177.12       9.99
700 - 709                              30              8,476,961.27       7.02
710 - 719                              33              8,672,729.01       7.18
720 - 729                              18              4,800,931.82       3.98
730 - 739                              16              4,271,772.81       3.54
740 - 749                              19              4,290,091.99       3.55
750 - 759                              21              5,906,830.02       4.89
760 - 769                              13              3,109,900.95       2.58
770 - 779                              19              4,432,228.38       3.67
780 - 789                              14              3,064,735.04       2.54
790 - 799                               2                521,964.12       0.43
800 - 809                               3                851,586.64       0.71
820 - 829                               1                441,628.66       0.37
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 825
Weighted Average: 694
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT                       UPB           %
--------------------------------------------------------------------------------
25.001% - 30.000%                       1           $    119,821.32       0.10%
30.001% - 35.000%                       1                490,000.00       0.41
35.001% - 40.000%                       1                477,000.00       0.39
40.001% - 45.000%                       1                450,000.00       0.37
45.001% - 50.000%                       2                746,933.82       0.62
50.001% - 55.000%                       4                941,304.05       0.78
55.001% - 60.000%                      12              4,586,957.89       3.80
60.001% - 65.000%                      15              4,163,777.12       3.45
65.001% - 70.000%                      16              5,222,835.39       4.32
70.001% - 75.000%                      14              5,738,939.28       4.75
75.001% - 80.000%                      73             19,655,606.95      16.28
80.001% - 85.000%                      27             10,049,859.66       8.32
85.001% - 90.000%                     113             30,777,957.51      25.49
90.001% - 95.000%                     139             36,604,685.23      30.31
95.001% - 100.000%                      5                741,289.92       0.61
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 27.27%
Maximum: 100.00%
Weighted Average: 84.34%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
Oct 10, 2003 14:19                                                   Page 2 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                   MALT03 7G6

================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT                       UPB           %
--------------------------------------------------------------------------------
<= 0.000%                               1           $     68,425.40       0.06%
25.001% - 30.000%                       1                119,821.32       0.10
30.001% - 35.000%                       1                490,000.00       0.41
35.001% - 40.000%                       1                477,000.00       0.39
40.001% - 45.000%                       1                450,000.00       0.37
45.001% - 50.000%                       2                746,933.82       0.62
50.001% - 55.000%                       4                941,304.05       0.78
55.001% - 60.000%                      12              4,586,957.89       3.80
60.001% - 65.000%                      15              4,163,777.12       3.45
65.001% - 70.000%                      16              5,222,835.39       4.32
70.001% - 75.000%                      13              4,622,189.28       3.83
75.001% - 80.000%                      64             18,103,588.68      14.99
80.001% - 85.000%                      26              9,981,434.26       8.27
85.001% - 90.000%                     113             31,573,211.41      26.14
90.001% - 95.000%                     145             37,845,559.35      31.34
95.001% - 100.000%                      9              1,373,930.17       1.14
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 84.71%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                                 COUNT                       UPB           %
--------------------------------------------------------------------------------
<= 0.000%                             379           $108,014,550.87      89.44%
0.001% - 1.000%                         3                556,579.29       0.46
21.001% - 26.000%                       7              2,122,437.03       1.76
26.001% - 31.000%                       2                725,789.37       0.60
31.001% - 36.000%                      11              3,615,491.67       2.99
36.001% - 41.000%                      11              3,619,039.19       3.00
41.001% - 46.000%                       7              1,272,539.53       1.05
51.001% - 56.000%                       3                705,097.73       0.58
91.001% - 96.000%                       1                135,443.46       0.11
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 95.700%
Weighted Average: 34.664%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration            COUNT                       UPB           %
--------------------------------------------------------------------------------
California                             77           $ 29,025,095.68      24.03%
New York                               35             12,322,238.74      10.20
Florida                                49             10,652,304.51       8.82
Massachusetts                          30              9,662,087.47       8.00
New Jersey                             22              7,003,739.93       5.80
Illinois                               24              6,816,279.84       5.64
Virginia                               25              6,689,411.26       5.54
Connecticut                            17              4,571,974.21       3.79
Maryland                               16              3,933,527.71       3.26
Georgia                                 9              3,502,965.91       2.90
Texas                                  14              2,377,383.73       1.97
Arizona                                 8              2,320,197.99       1.92
Nevada                                  7              2,101,944.36       1.74
Oregon                                  8              1,677,091.92       1.39
Pennsylvania                           10              1,625,027.20       1.35
Michigan                                8              1,479,494.99       1.23
New Hampshire                           5              1,446,395.00       1.20
Washington                              6              1,316,349.36       1.09
Colorado                                3              1,139,873.99       0.94
Tennessee                               3              1,136,277.53       0.94
District Of Columbia                    3              1,136,149.66       0.94
Minnesota                               5              1,122,269.03       0.93
North Carolina                          3                871,423.93       0.72
Wisconsin                               5                837,074.59       0.69
Indiana                                 6                784,555.29       0.65
Alabama                                 2                784,356.54       0.65
Ohio                                    3                707,841.88       0.59
Rhode Island                            2                662,171.23       0.55
Mississippi                             2                645,007.72       0.53
Missouri                                3                483,150.49       0.40
Louisiana                               3                430,750.00       0.36
Nebraska                                1                385,000.00       0.32
New Mexico                              2                294,668.65       0.24
South Carolina                          2                273,478.98       0.23
Utah                                    2                204,193.70       0.17
Maine                                   1                154,004.19       0.13
Iowa                                    2                122,785.53       0.10
Delaware                                1                 68,425.40       0.06
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                      COUNT                       UPB           %
--------------------------------------------------------------------------------
North CA                               29           $ 11,248,816.56       9.31%
South CA                               48             17,776,279.12      14.72
States Not CA                         347             91,741,872.46      75.97
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration              COUNT                       UPB           %
--------------------------------------------------------------------------------
95003                                   1           $  1,496,197.76       1.24%
32937                                   3              1,473,250.00       1.22
92130                                   2              1,119,700.00       0.93
92625                                   1              1,116,750.00       0.92
92590                                   1              1,040,000.00       0.86
Other                                 416            114,521,070.38      94.83
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
Oct 10, 2003 14:19                                                   Page 3 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                   MALT03 7G6

================================================================================


--------------------------------------------------------------------------------
Loan Purpose                        COUNT                       UPB           %
--------------------------------------------------------------------------------
Purchase                              322           $ 91,056,566.04      75.40%
Cash Out Refi                          64             17,563,785.40      14.54
Rate & Term Refi                       38             12,146,616.70      10.06
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                       COUNT                       UPB           %
--------------------------------------------------------------------------------
No Income No Asset                    255           $ 70,393,784.85      58.29%
Reduced                                30             14,486,035.76      12.00
No Doc                                 41             12,018,445.21       9.95
Stated Income Full Asset               25              7,474,127.89       6.19
Employment Verification Only           16              5,497,127.28       4.55
Full                                   25              4,710,072.13       3.90
Stated Doc                             10              2,140,585.37       1.77
Super Select                            3              1,187,674.58       0.98
Asset Only                              6                999,738.57       0.83
No Ratio                                5                861,750.42       0.71
Alternate                               6                844,720.47       0.70
No Income Verified                      1                 80,372.62       0.07
Streamline                              1                 72,532.99       0.06
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                       COUNT                       UPB           %
--------------------------------------------------------------------------------
Single Family                         286           $ 82,939,804.35      68.68%
Pud                                    30             11,185,929.31       9.26
Two Family                             34             10,188,539.96       8.44
Condomimium                            40              8,528,006.77       7.06
Pud Detached                           14              3,937,889.56       3.26
Three Family                            8              1,365,877.28       1.13
Pud Attached                            3                997,562.44       0.83
Four Family                             5                956,246.10       0.79
Single Family Attached                  1                331,826.22       0.27
Low Rise Condo (2-4 floors)             1                171,884.59       0.14
Mobile Home Attached                    1                 93,401.56       0.08
High Rise Condo (gt 8 floors)           1                 70,000.00       0.06
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                           COUNT                       UPB           %
--------------------------------------------------------------------------------
Owner Occupied                        372           $113,839,240.08      94.26%
Investor Occupied                      42              5,117,778.48       4.24
Second Home                            10              1,809,949.58       1.50
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty
(Months)                            COUNT                       UPB           %
--------------------------------------------------------------------------------
 0.000                                417           $118,991,092.98      98.53%
12.000                                  1                 83,816.45       0.07
36.000                                  3                463,412.00       0.38
60.000                                  3              1,228,646.71       1.02
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
wa Term:  0.757
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Position                       COUNT                       UPB           %
--------------------------------------------------------------------------------
0                                     117           $ 52,636,746.12      43.59%
1                                     307             68,130,222.02      56.41
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                       COUNT                       UPB           %
--------------------------------------------------------------------------------
Assumed PMI Coverage                   64           $ 26,800,504.37      22.19%
GEMICO                                  2                613,862.11       0.51
Lender Paid MI                        176             43,458,406.97      35.99
MGIC                                   10              1,973,799.28       1.63
MI (MI Company Unknown)                 1                185,137.78       0.15
No MI                                   2                204,782.23       0.17
PMI Mortgage Insurance                  5                732,816.99       0.61
Radian Guaranty                        16              2,857,311.62       2.37
Republic Mortgage Insurance             5                993,884.67       0.82
Triad Guaranty Insurance Co.            1                 77,400.00       0.06
United Guaranty                         2                275,886.30       0.23
LTV <=80                              140             42,593,175.82      35.27
--------------------------------------------------------------------------------
Total:                                424           $120,766,968.14     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.17%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
Oct 10, 2003 14:19                                                   Page 4 of 4